EX. -99.906 CERT(i)
CERTIFICATIONS
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the SPA ETF Trust (the Registrant), do hereby certify, to such officer’s knowledge, that:
(1)	the Form N-CSR of the Registrant for the period ended March 31, 2008 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of the 1934; and

(2)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Dated: November 25, 2008

/s/ Antony P Drain
Name:	Antony P. Drain
Title:	Principal Executive Officer

Dated: November 25, 2008

/s/ Christopher Lanza
Name:	Christopher Lanza
Title:	Principal Financial Officer

Dated: November 25, 2008
This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.